UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

Weber Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1415 S. Roselle Road Palatine, Illinois	60067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 934-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2022 (the “Prior Report”), on December 11, 2022, Weber Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ribeye Parent, LLC, a Delaware limited liability company (“Parent”), and Ribeye Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). On February 21, 2023 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). Parent and Merger Sub are affiliates of BDT Capital Partners, LLC (“BDT”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each share of Class A common stock, $0.001 par value per share (the “Class A Shares”), that was issued and outstanding immediately prior to the Effective Time (other than (i) Class A Shares held by BDT Capital Partners I-A Holdings, LLC and BDT WSP Holdings, LLC, (ii) any Class A Shares cancelled pursuant to the Merger Agreement and (iii) any dissenting Class A Shares) were converted into the right to receive an amount in cash equal to $8.05 per Class A Share, without interest (the “Merger Consideration”). At the Effective Time, all of the Class A Shares held by BDT Capital Partners I-A Holdings, LLC and BDT WSP Holdings, LLC and all of the issued and outstanding shares of Class B common stock, $0.00001 par value per share (the “Class B Shares”) were converted into an equal number of Class A Shares and Class B Shares, respectively, of the Surviving Corporation and remained outstanding. Holders of Class B Shares and paired units of HoldCo had the right pursuant to the Amended and Restated Limited Liability Company Agreement of HoldCo (the “HoldCo LLC Agreement”), as amended by the First Amendment to the HoldCo LLC Agreement, to participate in the Merger by delivering a notice of participation on or prior to January 28, 2023, which was 11 days after the Company first filed its preliminary Information Statement on Schedule 14C (the “Information Statement”) with the SEC in connection with the Merger.

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each outstanding option to purchase Class A Shares, award of restricted stock units with respect to the Class A Shares (“Company RSU Award”) and limited liability interest designated as a “Profit Unit” in HoldCo, in each case, whether vested or unvested, remained outstanding and continued to be subject to the same terms and conditions as immediately prior to the Effective Time, as set forth in the applicable Company equity plan and award agreement, except that any Company RSU Award held by any director of the Company who is not an employee of the Company, Parent or any of their respective affiliates (a “Director RSU Award”) instead accelerated in full and was canceled, with the holder thereof being entitled to receive, in respect of such cancelation, without interest, an amount in cash equal to (i) the number of Class A Shares subject to such Director RSU Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.

The foregoing description of the Merger Agreement, the First Amendment to the HoldCo LLC Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement and the First Amendment to the HoldCo LLC Agreement, which were filed as Exhibit 2.1 and Exhibit 10.4, respectively, to the Prior Report, the terms of which are incorporated herein by reference.

The information in the Introductory Note above and in Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the opening of trading on February 21, 2023, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and that the Certificate of Merger had been filed, and requested that the NYSE suspend trading of Class A Shares on the NYSE prior to the opening of trading on February 21, 2023. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all Class A Shares from the NYSE and deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Class A Shares will no longer be listed on the NYSE. In addition, the Company intends to file a certification on Form 15 with the SEC requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all common stock of the Company.

The information in the Introductory Note above and in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each Class A Share (except as described in Item 2.01 above) was canceled and automatically converted into the right to receive the Merger Consideration.

The information in the Introductory Note above and in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a subsidiary of Parent.

The information in the Introductory Note above and in Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Merger, the director of Merger Sub immediately prior to the completion of the Merger continued as the director of the Surviving Corporation.

Effective upon the completion of the Merger, the officers of the Company immediately prior to the completion of the Merger continued as the officers of the Surviving Corporation.

The information in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. The bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation, except that references to Merger Sub’s name were replaced with references to the Surviving Corporation’s name.

Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto, each of which are incorporated herein by reference.

Item 8.01.	Other Events.

On February 21, 2023, the Company issued a joint press release with BDT Capital Partners, LLC announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated December 11, 2022, by and among Weber Inc., Ribeye Parent, LLC and Ribeye Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Weber Inc. on December 12, 2022)

3.1	Amended and Restated Certificate of Incorporation of Weber Inc.

3.2	Amended and Restated Bylaws of Weber Inc.

10.4	First Amendment, dated December 11, 2022, to Amended and Restated Limited Liability Company Agreement of Weber HoldCo, LLC, dated August 9, 2021, by and among the Company, Weber HoldCo, LLC and the other persons and entities party thereto (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed by Weber Inc. on December 12, 2022)

99.1	Joint Press Release, dated February 21, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC

Date: February 21, 2023	By:	/s/ Erik Chalut
	Name:	Erik Chalut
	Title:	General Counsel